Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints James M. Anderson, his attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-4 under the Securities Act of 1933, as amended (the “Registration Statement”), for the registration of Common Stock of MainSource Financial Group, Inc. (the “Company”), to be offered to holders of common stock of 1st Independence Financial Group, Inc. in connection with the merger of 1st Independence Financial Group, Inc. with and into the Company, any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorney-in-fact may deem necessary or appropriate), and any registration statement for the offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: April 21, 2008	/s/ Robert E. Hoptry
Robert E. Hoptry

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Robert E. Hoptry his attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-4 under the Securities Act of 1933, as amended (the “Registration Statement”), for the registration of Common Stock of MainSource Financial Group, Inc. (the “Company”), to be offered to holders of common stock of 1st Independence Financial Group, Inc. in connection with the merger of 1st Independence Financial Group, Inc. with and into the Company, any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorney-in-fact may deem necessary or appropriate), and any registration statement for the offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: April 21, 2008	/s/ James M. Anderson
James M. Anderson

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Robert E. Hoptry and James M. Anderson, or either of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-4 under the Securities Act of 1933, as amended (the “Registration Statement”), for the registration of Common Stock of MainSource Financial Group, Inc. (the “Company”), to be offered to holders of common stock of 1st Independence Financial Group, Inc. in connection with the merger of 1st Independence Financial Group, Inc. with and into the Company, any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any registration statement for the offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: April 21, 2008	/s/ William G. Barron
William G. Barron

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Robert E. Hoptry and James M. Anderson, or either of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-4 under the Securities Act of 1933, as amended (the “Registration Statement”), for the registration of Common Stock of MainSource Financial Group, Inc. (the “Company”), to be offered to holders of common stock of 1st Independence Financial Group, Inc. in connection with the merger of 1st Independence Financial Group, Inc. with and into the Company, any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any registration statement for the offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: April 21, 2008	/s/ Brian J. Crall
Brian J. Crall

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Robert E. Hoptry and James M. Anderson, or either of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-4 under the Securities Act of 1933, as amended (the “Registration Statement”), for the registration of Common Stock of MainSource Financial Group, Inc. (the “Company”), to be offered to holders of common stock of 1st Independence Financial Group, Inc. in connection with the merger of 1st Independence Financial Group, Inc. with and into the Company, any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any registration statement for the offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: April 21, 2008	/s/ Philip A. Frantz
Philip A. Frantz

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Robert E. Hoptry and James M. Anderson, or either of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-4 under the Securities Act of 1933, as amended (the “Registration Statement”), for the registration of Common Stock of MainSource Financial Group, Inc. (the “Company”), to be offered to holders of common stock of 1st Independence Financial Group, Inc. in connection with the merger of 1st Independence Financial Group, Inc. with and into the Company, any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any registration statement for the offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: April 21, 2008	/s/ D.J. Hines
D.J. Hines

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Robert E. Hoptry and James M. Anderson, or either of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-4 under the Securities Act of 1933, as amended (the “Registration Statement”), for the registration of Common Stock of MainSource Financial Group, Inc. (the “Company”), to be offered to holders of common stock of 1st Independence Financial Group, Inc. in connection with the merger of 1st Independence Financial Group, Inc. with and into the Company, any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any registration statement for the offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: April 21, 2008	/s/ Douglas I. Kunkel
Douglas I. Kunkel

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Robert E. Hoptry and James M. Anderson, or either of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-4 under the Securities Act of 1933, as amended (the “Registration Statement”), for the registration of Common Stock of MainSource Financial Group, Inc. (the “Company”), to be offered to holders of common stock of 1st Independence Financial Group, Inc. in connection with the merger of 1st Independence Financial Group, Inc. with and into the Company, any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any registration statement for the offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: April 21, 2008	/s/ Rick S. Hartman
Rick S. Hartman